Goodwill, Net	12 Months Ended
May 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill, Net
9.	GOODWILL, NET
Goodwill, net, consisted of the following:

	As of May 31,
	2022	2023
	US$	US$
Beginning balance	109,039	106,588
Acquisition	—	38,992
Exchange differences	(2,451)	(4,281)

Ending balance	106,588	141,299
Accumulated impairment	(35,785)	(35,785)

Goodwill, net	70,803	105,514

The Group performed its annual goodwill impairment testing at the end of each reporting period or more frequently if events or changes in circumstances indicate that it might be impaired. In its goodwill impairment assessment, the Group concluded that the carrying amounts of certain reporting units exceeded their implied fair values and recorded the impairment losses of US$28,858, nil and nil for the years ended May 31, 2021, 2022 and 2023, respectively. The Group determined the fair value of the reporting units by using the income approach with significant unobservable inputs.